UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 8, 2016 (the “Closing Date”), Coty Inc. (“Coty”) entered into an Incremental Assumption Agreement and Amendment No. 1 (the “Incremental Agreement”) to the Credit Agreement, dated as of October 27, 2015, by and among Coty, the borrowers party thereto from time to time, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents from time to time party thereto (the “Credit Agreement”), with Coty B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Dutch Borrower”), certain subsidiaries of Coty party thereto, the incremental lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Incremental Agreement provides for an additional €140,000,000 in term A loan commitments and an additional €325,000,000 in term B loan commitments under the Credit Agreement (together, the “New Loans”), all of which were borrowed by the Dutch Borrower as of the Closing Date. The proceeds of the New Loans were used by the Dutch Borrower to refinance certain intercompany indebtedness of the Dutch Borrower outstanding on the Closing Date, which funds were then used to partially repay amounts drawn on the Coty Inc. revolving credit facility. The loans made under the additional term A loan commitments have substantially identical terms to the existing term A loans under the Credit Agreement, and the loans under the additional term B loan commitments have substantially identical terms to the term B loans denominated in Euros under the Credit Agreement.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Incremental Assumption Agreement and Amendment No. 1, dated April 8, 2016 to the Credit Agreement, by and among Coty Inc., Coty B.V., certain subsidiaries of Coty Inc. party thereto, the incremental lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	April 14, 2016	By:	/s/ Jules P. Kaufman
			Name:	Jules P. Kaufman
			Title:	Senior Vice President, Secretary
and General Counsel

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

10.1
Incremental Assumption Agreement and Amendment No. 1, dated April 8, 2016 to the Credit Agreement, by and among Coty Inc., Coty B.V., certain subsidiaries of Coty Inc. party thereto, the incremental lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.